MILWAUKEE
LAND
COMPANY
=========================================================================

















1997 SEMI-ANNUAL REPORT

To Our Shareholders:

For the six months ended June 30, 1997, the net decrease in net assets resulting from operations amounted to $4,732, which has an immaterial impact per common share. Net assets at June 30, 1997 amounted to $17,579,416 equivalent to a net asset value of $10.52 per common share.

Net investment loss for the six months ended June 30, 1997 totaled $252,713 compared to net investment income of $14,877 for the similar period of 1996 or a decrease of $267,590. The decrease is attributable primarily to higher operating expenses, principally those related to acquisition activities.

The net realized loss from sales of investments for the six months ended June 30, 1997 amounted to $51,561 compared to a gain of $48,694 in the similar period of 1996. Together, net investment loss plus realized loss on sale of investments for the six months ended June 30, 1997 totaled $304,274 or $.18 per common share compared to net investment income plus realized gain on sales of investments of $63,571 or $.04 per common share for the similar period of 1996. Income per share of common stock is based upon the weighted average number of common shares outstanding.

During the second quarter of 1997, the Company liquidated its entire non-affiliated investment portfolio. Most of the resulting cash was used on May 30, 1997 to acquire the assets, subject to certain liabilities, of P.G. Design Electronics, Inc. The Company's total investment in P.G. Design Electronics, Inc. at May 30, 1997 was $13,337,569. The fair value of the Company's investment in P.G. Design Electronics, Inc. at June 30, 1997, including P.G. Design's net profit for the month of June 1997, was $13,695,395 (which is essentially cost plus net profit for June).

Shortly after the successful acquisition of P. G. Design Electronics, Inc., the Company applied for deregistration under the Investment Company Act of 1940 with the Securities and Exchange Commission. That application is pending.

At the shareholders meeting scheduled for Wednesday, September 17, 1997, in Chicago, Illinois, the shareholders have been asked to approve an amendment of the Company's Certificate of Incorporation to change the Company's name from "Milwaukee Land Company" to "Heartland Technology, Inc." The shareholders have also been asked to approve two new director nominees, Alan Andreini as a Class I director and John R. Torell, III as a Class III director.

                                        Sincerely,

                                        /s/ Edwin Jacobson
                                        -------------------------------------
                                        Edwin Jacobson,
                                        President and Chief Executive Officer


August 29, 1997

                            MILWAUKEE LAND COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                                 June 30, 1997
                                  (unaudited)



ASSETS
Investments at Value:
     Nonaffiliates (cost $300,000)....................................................  $   300,000
     Heartland Partners, L.P. and CMC Heartland Partners (cost $12,260,845)...........    7,589,129
     PG Design Electronics, Inc. (cost $13,337,569)...................................   13,695,395
                                                                                        -----------
       Total Investments..............................................................   21,584,524
Cash..................................................................................      148,163


Receivables:
     Management fees - affiliate........................................   $   212,503
     Accrued interest...................................................        19,646
     Other..............................................................        52,126
                                                                           -----------
Total Receivables.....................................................................      284,275
Prepaid and deferred expenses and other assets........................................      190,235
                                                                                        -----------
     Total Assets.....................................................................   22,207,197

LIABILITIES
Directors and officers................................................................        8,092
Allowance for claims and liabilities..................................................    1,309,278
Notes payable.........................................................................    3,000,000
Other.................................................................................      310,411
                                                                                        -----------
     Total Liabilities................................................................    4,627,781
                                                                                        -----------

NET ASSETS............................................................................  $17,579,416
                                                                                        ===========

COMMON SHARES OUTSTANDING.............................................................    1,671,238
                                                                                        ===========

NET ASSET VALUE PER COMMON SHARE......................................................       $10.52
                                                                                        ===========


                See accompanying Notes to Financial Statements

                             MILWAUKEE LAND COMPANY

                            STATEMENT OF OPERATIONS
                         Six months ended June 30, 1997
                                  (unaudited)

Investment Income:
-------------------------------------------------------------------------------------
       Interest - Nonaffiliates................................. $271,125
       Interest - Affiliates....................................   18,345
       Management fee from affiliate............................  212,503
       Other....................................................    5,124
                                                                 --------
         Total Investment Income................................            $ 507,097

Expenses:
       Compensation and benefits................................  275,454
       Director's fees and expenses.............................   24,871
       Professional fees........................................   81,754
       Advisory fees............................................    7,395
       Custodian fees...........................................    2,987
       Taxes....................................................   10,693
       Insurance................................................   64,423
       Facility expense allocation..............................   18,690
       General and administrative expenses......................  273,543
                                                                 --------
         Total Expenses.........................................              759,810
                                                                            ---------
Net Investment Loss.............................................             (252,713)
Net Realized Loss and Unrealized Appreciation on Investments:
Net realized loss on sales of investments.......................  (51,561)
Net change in unrealized appreciation on investments:
   Nonaffiliates................................................  (58,284)
   Affiliates...................................................  357,826
                                                                 --------
   Net change in unrealized appreciation on investments.........  299,542
                                                                 --------
Net Realized Loss and Unrealized Appreciation on Investments....              247,981
                                                                            ---------
Net Decrease in Net Assets Resulting From Operations............            $  (4,732)
                                                                            =========


                See accompanying Notes to Financial Statements

                            MILWAUKEE LAND COMPANY

                      STATEMENT OF CHANGES IN NET ASSETS
        Six months ended June 30, 1997 and Year ended December 31, 1996
                                  (unaudited)



                                                                          Period Ended
                                                                   --------------------------
                                                                     6/30/97      12/31/96
                                                                   -----------   -----------
Operations:
  Net investment (loss) income...............................      $  (252,713)  $   125,510
  Net realized (loss) gain on sales of investments...........          (51,561)       57,132
  Net change in unrealized appr. (depr.) on investments......          299,542    (1,567,344)
                                                                   -----------   -----------
      Net Decrease in Net Assets Resulting From Operations...           (4,732)   (1,384,702)
  Net Assets at Beginning of Beginning of Period.............       17,584,148    18,968,850
                                                                   -----------   -----------
  Net Assets at End of Period (including undistributed
    net investment income of $10,079,892 at June 30, 1997
    and $10,332,605 at December 31, 1996)....................      $17,579,416   $17,584,148
                                                                   ===========   ===========

                See accompanying Notes to Financial Statements

                            MILWAUKEE LAND COMPANY

                            SCHEDULE OF INVESTMENTS
                                 June 30, 1997
                                  (unaudited)

NON-AFFILIATE
FIXED INCOME SECURITIES

Money Market Fund -- 1.71%                                                          Value
                                                                                 -----------
Norwest Cash Investment Fund (cost $300,000)...............................      $   300,000
                                                                                 -----------
     Total Non-Affiliate (cost $300,000)...................................          300,000

AFFILIATES -- 121.07%
Heartland Partners, L.P. - 1% General Partnership Interest and
     .5% Class B Limited Partnership Interest (a)..........................        7,587,854
CMC Heartland Partners - .01% General Partnership Interest (a).............            1,275
                                                                                 -----------
     Total Partnerships (cost $12,260,845).................................        7,589,129
                                                                                 -----------
PG Design Electronics, Inc. (cost $13,337,569).............................       13,695,395
                                                                                 -----------
     Total Affiliates (cost $25,598,414)...................................       21,284,524
                                                                                 -----------
     Total Investments (cost $25,898,414) (122.78%)........................       21,584,524

OTHER ASSETS AND LIABILITIES, NET -- (22.78%)..............................       (4,005,108)
                                                                                 -----------

NET ASSETS - 100%..........................................................      $17,579,416
                                                                                 ===========

(a) Investments not readily marketable


                See accompanying Notes to Financial Statements

                             MILWAUKEE LAND COMPANY

                         NOTES TO FINANCIAL STATEMENTS
                                 June 30, 1997
                                  (unaudited)


NOTE 1.   SIGNIFICANT ACCOUNTING POLICIES

     Milwaukee Land Company (the "Company) registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a non-diversified, closed-end management investment company on March 23, 1988. Prior to June 30, 1993 the Company was a wholly owned subsidiary of Chicago Milwaukee Corporation ("CMC").

Security valuation:

     Investments are stated at value. Securities traded on securities exchanges or on the NASDAQ National Market System are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the mean of closing bid and asked prices. Fixed-income securities are valued at the most recent bid quotation. Short-term securities are valued at amortized cost, which approximates market value. Other securities for which prices are not readily available are valued at a fair value as determined by the Board of Directors for reporting purposes under the 1940 Act.

     The Company's investments in the securities of its affiliates, including the Class B limited partner interest (the "Class B Interest") and general partner interest in Heartland Partners, L.P., the general partner interest in CMC Heartland, and common stock of P.G. Design Electronics, Inc., are not publicly traded, and accordingly there are no available market quotations.

     In making its determination of a fair value for the Class B Interest, the Board of Directors of the Company considers the market value of the publicly traded Class A limited partner interest in Heartland Partners, L.P. (the "Units"), the operating results and current development activities of Heartland Partners, L.P., the likelihood and timing of any distributions from Heartland to its Class A unitholders, the likelihood that the Class B interest will be entitled to any significant distributions until liquidation of Heartland, which absent an earlier termination event will be the year 2065, the market price of the Company's common stock and such other factors as the Board of Directors deems appropriate. In making its determination of a fair value for the common stock of P.G. Design Electronics, Inc., ("PG Design"), the Board of Directors of the Company considers the cost of the Company's investment in PG Design, the operating results of PG Design and such other factors as the Board of Directors deems appropriate.

     Due to the inherent uncertainty of valuation, the recorded value of the Class B Interest and the general partner interests in Heartland Partners, L.P. and CMC Heartland Partners, and the recorded value of the common stock of PG Design on the Company's financial statements may differ from values that would have been used had a ready market existed for these interests, and the difference could be material.

Investment transactions and investment income:

     Security transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined on an identified cost basis. Interest income is recorded is recorded on the accrual basis and includes amortization of premium and accretion of discount on securities owned.

Use of Estimates:

     Management is required to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                             MILWAUKEE LAND COMPANY

                                 June 30, 1997
                                  (unaudited)

NOTE 2.   NET ASSETS
     Net assets at June 30, 1997 consisted of the following items:

         Common stock - $0.30 par value per share, authorized
           10,000,000 shares, 1,671,238 shares issued and outstanding....    $   501,371
         Paid in capital.................................................     10,773,419
         Undistributed net investment income.............................     10,079,892
         Undistributed net realized gains on investment transactions.....        538,624
         Net unrealized depreciation on investments......................     (4,313,890)
                                                                              ----------
           Net Assets....................................................    $17,579,416
                                                                             ===========

NOTE 3.   INVESTMENT SERVICES

     Through June 2, 1997, the Company paid advisory fees for investment advisory services under a revised agreement with OFFITBANK, a nonaffiliated investment advisor. For the services rendered by OFFITBANK under the revised agreement, the Company paid OFFITBANK an annual investment advisory fee equal to
 .20 of 1% per annum of the value of the portfolio under management. The revised agreement provided that the advisory fee was payable quarterly in arrears based on the average month-end value of the portfolio during such quarter. The
Company terminated the agreement with OFFITBANK on June 2, 1997.

NOTE 4.   FEDERAL INCOME TAXES

     As of June 30, 1997, the Company had deferred tax assets consisting of tax NOL carryforwards of approximately $146,000, AMT credit carryforwards of approximately $919,000. The NOL carryforwards expire in 2009 and 2010. For financial reporting purposes, a valuation allowance has been provided.

     Based on cost of investments for federal income tax purposes of $24,291,814 on June 30, 1997, gross unrealized depreciation was $2,977,290.

                             MILWAUKEE LAND COMPANY

                                 June 30, 1997
                                  (unaudited)



NOTE 5.  INTERESTS IN PARTNERSHIPS AND RELATED TRANSACTIONS

     The Company has a 1% general partner interest in Heartland Partners, L.P. ("Heartland") which entitles the Company to 1% of Heartland's available cash for distribution and allocation of taxable income and loss. The Company also has a
 .01% general partnership interest in CMC Heartland Partners ("CMC Heartland") which entitles the Company to .01% of CMC Heartland's available cash for distribution and an allocation of taxable income and loss before distributions and allocations are made by Heartland. The Company's interests in Heartland and CMC Heartland (collectively, the "Partnerships"), including the Class B Interest in Heartland described below, were included in investments at a value of $7,589,129 at June 30, 1997.

     The Company, in its capacity as the general partner of Heartland and the managing general partner of CMC Heartland, has full, exclusive and complete discretion to manage the business and affairs of the Partnerships and is authorized in general to perform all acts necessary or appropriate to carry out the purposes and conduct the business of the Partnerships.

     In general, the Class B Interest entitles the holder to 0.5% of Heartland's available cash for distribution and allocations of taxable income and loss. In addition, items of deduction, loss, credit and expense attributable to the satisfaction of Plan Liabilities (as defined below) are specially allocated 99% to the holder of the Class B Interest and 1% to the Company as the general partner until the aggregate amount of all such items allocated to the Class B Interest equals the aggregate capital contribution with respect to the Class B Interest. If the aggregate amount to such items specially allocated to the holder of the Class B Interest is less than the amounts contributed by such holder to Heartland, such excess will be reflected in the capital account of the Class B Interest. Plan Liabilities consist of most of the liabilities for claims remaining under the plan of reorganization of the predecessor of CMC Real Estate Corporation, formerly a wholly owned subsidiary of CMC, and previously named the Chicago, Milwaukee, St. Paul and Pacific Railroad Company (the "Railroad"), certain other contingent liabilities with respect to the properties transferred to CMC Heartland arising after the consummation of such plan, and the costs and expenses incurred in resolving such plan and other contingent liabilities, for which the Partnerships have assumed primary liability.

     The Company has a management agreement with CMC Heartland, pursuant to which CMC Heartland is required to pay to the Company an annual management fee in the amount of $425,006. On June 30, 1997, the Company received $1,180,853 related to previously accrued management fees including $107,331 for interest related to past due amounts. The 1996 accrued management fee in the amount of $425,006 was paid on February 14, 1997.

     For the six months ended June 30, 1997, the Company paid CMC Heartland approximately $269,000 for officer salary, staff salary and operating expense allocations.

                             MILWAUKEE LAND COMPANY

                                 June 30, 1997
                                  (unaudited)

NOTE 6.   CONTINGENT LIABILITIES

     The Company, as the general partner of the Partnerships, is liable and responsible to third parties for the Partnerships' liabilities to the extent the assets of the Partnerships are insufficient to satisfy such liabilities. In addition to liabilities incurred as a result of their ongoing real estate business, the Partnerships assumed primary responsibility for the Plan Liabilities (see Note 5).

     Included in the Plan Liabilities are known environmental liabilities associated with certain of the properties transferred to the Partnerships arising out of the activities of the Railroad or certain lessees or other third parties. Further environmental obligations as yet unknown in respect of these properties may become due and owing in the future. A majority of the known environmental matters stem from the use of petroleum products, such as motor oil and diesel fuel, in the operation of a railroad, the primary liabilities in connection with certain of these real estate properties. Descriptions of the known material environmental matters are included in the reports filed by Heartland with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934, as amended.

NOTE 7.   INVESTMENT TRANSACTIONS

  Investment transactions for the six months ended June 30, 1997 (excluding short-term investments) are as follows:

        Purchases.......................................   $2,540,238
        Proceeds from sales and maturities..............   $9,518,377

     During the second quarter of 1997, the Company liquidated its entire non-affiliates portfolio which was used to finance the acquisition of P.G. Design Electronics, Inc. On May 30, 1997, the Company closed the transaction to acquire the assets, subject to certain liabilities of P.G. Design Electronics, Inc. and a subsidiary formed in connection with the transaction. The purchase price was $15 million and the assumption of bank debt approximating $1.2 million. $12 million was payable at closing with two interest bearing notes at 8% payable $1.5 million on May 30, 2000 and $1.5 million payable on May 30, 2002. The Company's total investment in P.G. Design Electronics, Inc. at June 30, 1997, was $13,337,569.

     P.G. Design Electronics, Inc. is a contract design manufacturer of printed circuit board assemblies and products for computer and computer products manufacturers. P.G. Design Electronics, Inc. had sales of approximately $25 million in 1996.

                            MILWAUKEE LAND COMPANY

                  NOTES TO FINANCIAL STATEMENTS - (Concluded)
                                 June 30, 1997



NOTE 8.   FINANCIAL HIGHLIGHTS

     The table below reflects per share financial highlights and ratios for a share of common stock outstanding during the periods presented.

                                       Six Months                      Years Ending
                                         Ended      ----------------------------------------------------
                                        6/30/97       1996          1995          1994          1993
                                        -------       ----          ----          ----          ----
PER SHARE OPERATING
PERFORMANCE
Net Asset Value, Beginning
   of period....................     $     10.52   $     11.35   $     13.76   $     13.39   $      6.59
Net Investment (Loss) Income....           (0.15)         0.07          0.07          0.05          0.02
Net (Losses)/Gains on Securities
   (realized and unrealized)....            0.15         (0.90)        (2.48)         0.32          0.81
                                     -----------   -----------   -----------   -----------   -----------
Total From Investment
   Operations...................             ---         (0.83)        (2.41)         0.37          0.83
Capital Contribution
   From CMC.....................             ---           ---           ---           ---          5.97
Less Distributions:
   From Net Investment Income
      Common Shareholders.......             ---           ---           ---           ---           ---
                                     -----------   -----------   -----------   -----------   -----------
Total Distributions.............             ---           ---           ---           ---           ---
                                     -----------   -----------   -----------   -----------   -----------
Net Asset Value, End of
   Period.......................     $     10.52   $     10.52   $     11.35   $     13.76   $     13.39
                                     ===========   ===========   ===========   ===========   ===========
Per Share Market Value,
   End of Period................            9.75          6.19          7.38          8.00          6.50
Total Investment Return:
   Market (a)...................          115.02%       (16.11)%       (7.81)%       23.08%       (10.34)%
   Net Asset Value (a)..........             ---         (7.31)%      (17.51)%        2.76%       103.19%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period.......     $17,579,416   $17,584,148   $18,968,850   $22,989,831   $22,377,842
Ratio of:
   Expenses to Average
      Net Assets (a)............            8.88%         5.89%         4.17%         5.82%         6.52%
   Net Investment Income to
      Average Net Assets (a)....           (2.96)%        0.69%         0.53%         0.36%         0.17%
Portfolio Turnover Rate.........           15.42%        98.64%        35.16%        24.25%        99.64%


(a)  Annualized returns for 1997

                            MILWAUKEE LAND COMPANY


Board of Directors                                              Milwaukee Land Company

ROBERT S. DAVIS                                                 A closed-end management investment company traded
Consultant                                                      on the American Stock Exchange, symbol MWK.

EDWIN JACOBSON                                                  547 W. Jackson Blvd.
President and Chief Executive Officer                           Chicago, IL 60661
Milwaukee Land Company                                          (312) 294-0497

EZRA K. ZILKHA                                                  Custodian
President, Zilkha & Sons, Inc.                                  Norwest Bank Minnesota, N.A.
                                                                Norwest Center
Officers                                                        6th and Marquette
                                                                Minneapolis, MN 55479-0065
EDWIN JACOBSON
President and Chief Executive Officer                           Transfer Agent, Stock Registrar and
                                                                Dividend Disbursing Agent
LEON F. FIORENTINO                                              LaSalle National Trust, N.A.
Vice President - Finance,                                       135 S. LaSalle Street
Secretary and Treasurer                                         Room 1811
                                                                Chicago, IL 60690
LAWRENCE S. ADELSON                                             (312) 904-2450
Vice President and General Counsel
                                                                Independent Auditors
THOMAS F. REDLER                                                Ernst & Young LLP
Assistant Treasurer and                                         233 S. Wacker Drive
Assistant Secretary                                             Chicago, IL 60606
